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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 12, 1999

                       (DATE OF EARLIEST EVENT REPORTED)

                                  TENNECO INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                          (STATE OR OTHER JURISDICTION
                               OF INCORPORATION)

                                    1-12387
                            (COMMISSION FILE NUMBER)

                                   76-0515284
                                 (IRS EMPLOYER
                             IDENTIFICATION NUMBER)

                 1275 KING STREET, GREENWICH, CONNECTICUT 06831

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   (ZIP CODE)

                                 (203) 863-1000

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS.

     On October 12, 1999, Tenneco Inc.'s Board of Directors approved the separation of Tenneco Automotive and Tenneco Packaging, effective upon the tax-free spin-off of Tenneco Packaging to shareowners of Tenneco common stock which was announced in a press release, a copy of which is filed under Item 7 as
Exhibit 99.1 and incorporated herein.

     On October 14, 1999, Tenneco Inc. announced that it settled on its offering of $500,000,000 of Senior Subordinated Notes which was contained in a press release, a copy of which is filed under Item 7 as Exhibit 99.2 and incorporated herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       EXHIBITS. The following exhibits are filed with this Report on Form
8-K:

99.1      Press Release dated October 12, 1999

99.2      Press Release dated October 14, 1999

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Tenneco Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO INC.

                                          By:     /s/ ROBERT T. BLAKELY
                                            ------------------------------------
                                            Robert T. Blakely
                                            Executive Vice President and
                                            Chief Financial Officer

October 21, 1999